                                                                    Exhibit 10.2

                                 AMENDMENT NO. 1
                                       TO
                                ESCROW AGREEMENT

         This Amendment No. 1 ("Amendment No. 1") to the Escrow Agreement dated as of November 29, 2001 (the "Agreement") is made and entered into as of November 29, 2001, by and among Endorex Corporation, a Delaware corporation ("Parent"), Peter O. Kliem, as the representative of the stockholders of Corporate Technology Development, Inc. who are parties to the Agreement (the "Stockholder Representative"), Paramount Capital Drug Development Holdings LLC as a stockholder of Corporate Technology Development, Inc. (the "Stockholder"), and Wells Fargo Bank Minnesota, National Association, a national banking association, as escrow agent (the "Escrow Agent").

                                    RECITALS

     WHEREAS, Parent, certain stockholders of Corporate Technology Development, Inc., a Delaware corporation, the Stockholder Representative and the Escrow Agent have entered into the Agreement; and

     WHEREAS, Parent, the Stockholder Representative, the Stockholder and the Escrow Agent desire to amend certain terms of the Agreement pursuant to Section
6.5 thereof.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and in the Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Schedule C to the Agreement is hereby be amended and restated in its entirety as set forth on Schedule 1 attached hereto.

         2. All capitalized terms used but not defined herein have the meaning ascribed to such terms in the Agreement.

         3. All terms of the Agreement other than those amended hereby remain in full force and effect.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed and delivered as of the date first written above.

                                   PARENT:

                                   ENDOREX CORPORATION

                                   /s/ Michael S. Rosen
                                   -------------------------------
                                   By: Michael S. Rosen
                                       ---------------------------
                                   Its: President
                                        --------------------------


                                   STOCKHOLDER REPRESENTATIVE:

                                   /s/ Peter O. Kliem
                                   ------------------------------
                                   PETER O. KLIEM

                                   ESCROW AGENT:

                                   WELLS FARGO BANK MINNESOTA,
                                   NATIONAL ASSOCIATION, as Escrow Agent

                                   /s/ Joseph P. O'Donnell
                                   -------------------------------
                                   By: Joseph P. O'Donnell
                                       ---------------------------
                                   Title: Corporate Trust Officer
                                          ------------------------

                                                STOCKHOLDER:

                                                PARAMOUNT CAPITAL DRUG
                                                DEVELOPMENT HOLDINGS LLC

                                                /s/ Lindsay Rosenwald
                                                --------------------------------
                                                By:  Lindsay Rosenwald
                                                     ---------------------------
                                                Its:
                                                     ---------------------------

                                   Schedule 1

                                  Distributions

1. Common Stock to be distributed by the Escrow Agent to the Stockholder Representative on or promptly after March 31, 2002 pursuant to Section 3 of Schedule B:
    ----------

Stockholder Name                                                           Number of shares of Common Stock
TVM Medical Ventures GmbH & Co. KG                                                       101,537
Nomura Bank (Switzerland) Ltd.                                                            90,255
Paul Capital Partners V, L.P.                                                             67,120
Imprimus Investors LLC                                                                    37,606
Bristol Rittenhouse Investments, L.P.                                                     37,606
Kendall Investments, LLC                                                                  18,803
Richard J. Stern                                                                          15,042
Stern Joint Venture, L.P.                                                                 15,042
Lindsay A. Rosenwald, M.D.                                                                13,162
Concordia Partners                                                                        11,282
C. Benveniste-Schuler                                                                     11,282
Drax Holdings, L.P.                                                                        9,401
Bernard Selz                                                                               9,401
Michael Steinhardt                                                                         9,401
Keys Foundation, Curacro                                                                   9,401
Albert Reichmann                                                                           7,521
James D. Stern                                                                             7,521
Paul Capital Partners V (Domestic Annex Fund) L.P.                                         5,648
Robert I. Falk                                                                             3,760
Caxton Partners                                                                            3,760
Jeffrey S. Silverman                                                                       3,760
The Holding Company                                                                        3,760
Seju Suzuki                                                                                3,760
Yoshimasa Yamazaki                                                                         3,760
Asahi Iron Foundry Co., Ltd.                                                               3,760
Richard Vogel                                                                              3,760
Maidenhair Investments, N.V.                                                               3,760
Paul Capital Partners V International, L.P.                                                2,444
Wayne Saker                                                                                1,880
Amram Kass P.C. Money Purchase Plan                                                        1,880
David A. Braver                                                                            1,880
Amram Kass PC Defined Benefit Pension Plan                                                 1,880
David A. Wolf                                                                              1,880
Tis Prager                                                                                 1,316
Bruno Widmer                                                                               1,316
Karen Cook, IRA (KC)                                                                         940
Jack Hirschfield                                                                             470
Paramount Capital Drug Development Holdings LLC                                          131,277
Steve H. Kanzer                                                                           11,418
Nicholas Bodor                                                                             5,061
Kenneth U. Johnson                                                                         5,061
Biotechnology Solutions, LLC                                                               3,191
Nicholas Stergiopoulos                                                                     1,528
Michael Weiss                                                                              1,518
Peter and Donna Kash                                                                       1,012
Huntington Street Company                                                                  1,012
June Street Company                                                                        1,012
Kash Family Foundation                                                                       810
Sarah E. Laut                                                                                713
Michael Ferrari                                                                              713
Seth Rosenwald                                                                               688
Jon Rosenwald                                                                                688
William Kanzer                                                                               607
Gary Kanzer                                                                                  607
American Friends of Hebron Yeshiva in Jerusalem                                              202

Stockholder Name                                Number of shares of Common Stock

Fred Mermelstein                                                 202
Lauren S. Fischer                                                172
John Knox                                                        172
David M. Tanen                                                   172
Evan S. Borak                                                    172
Hope Viggiani                                                    101
Robert Klein                                                     101
Howard Schain                                                    101

2. Common Stock to be distributed by the Escrow Agent to the Stockholder Representative on or promptly after September 30, 2002 pursuant to Section 4 of Schedule B:
       ----------

Stockholder Name                                                                Number of shares of Common Stock
TVM Medical Ventures GmbH & Co. KG                                                            50,769
Nomura Bank (Switzerland) Ltd.                                                                45,128
Paul Capital Partners V, L.P.                                                                 33,560
Imprimus Investors LLC                                                                        18,803
Bristol Rittenhouse Investments, L.P.                                                         18,803
Kendall Investments, LLC                                                                       9,401
Richard J. Stern                                                                               7,521
Stern Joint Venture, L.P.                                                                      7,521
Lindsay A. Rosenwald, M.D.                                                                     6,581
Concordia Partners                                                                             5,641
C. Benveniste-Schuler                                                                          5,641
Drax Holdings, L.P.                                                                            4,701
Bernard Selz                                                                                   4,701
Michael Steinhardt                                                                             4,701
Keys Foundation, Curacro                                                                       4,701
Albert Reichmann                                                                               3,761
James D. Stern                                                                                 3,761
Paul Capital Partners V (Domestic Annex Fund) L.P.                                             2,824
Robert I. Falk                                                                                 1,880
Caxton Partners                                                                                1,880
Jeffrey S. Silverman                                                                           1,880
The Holding Company                                                                            1,880
Seju Suzuki                                                                                    1,880
Yoshimasa Yamazaki                                                                             1,880
Asahi Iron Foundry Co., Ltd.                                                                   1,880
Richard Vogel                                                                                  1,880
Maidenhair Investments, N.V.                                                                   1,880
Paul Capital Partners V International, L.P.                                                    1,222
Wayne Saker                                                                                      940
Amram Kass P.C. Money Purchase Plan                                                              940
David A. Braver                                                                                  940
Amram Kass PC Defined Benefit Pension Plan                                                       940
David A. Wolf                                                                                    940
Tis Prager                                                                                       658
Bruno Widmer                                                                                     658
Karen Cook, IRA (KC)                                                                             470
Jack Hirschfield                                                                                 235
Paramount Capital Drug Development Holdings LLC                                               45,550
Steve H. Kanzer                                                                                5,709
Nicholas Bodor                                                                                 2,530
Kenneth U. Johnson                                                                             2,530
Biotechnology Solutions, LLC                                                                   1,596
Nicholas Stergiopoulos                                                                           764
Michael Weiss                                                                                    759
Peter and Donna Kash                                                                             506
Huntington Street Company                                                                        506
June Street Company                                                                              506
Kash Family Foundation                                                                           405
Sarah E. Laut                                                                                    357

Stockholder Name                                               Number of shares of Common Stock
Michael Ferrari                                                                 357
Seth Rosenwald                                                                  344
Jon Rosenwald                                                                   344
William Kanzer                                                                  304
Gary Kanzer                                                                     304
American Friends of Hebron Yeshiva in Jerusalem                                 101
Fred Mermelstein                                                                101
Lauren S. Fischer                                                                86
John Knox                                                                        86
David M. Tanen                                                                   86
Evan S. Borak                                                                    86
Hope Viggiani                                                                    50
Robert Klein                                                                     50
Howard Schain                                                                    50

3. Common Stock to be distributed by the Escrow Agent to the Stockholder Representative on or promptly after March 31, 2003 pursuant to Section 5 of Schedule B:
    ----------

Stockholder Name                                                                Number of shares of Common Stock
TVM Medical Ventures GmbH & Co. KG                                                            50,769
Nomura Bank (Switzerland) Ltd.                                                                45,128
Paul Capital Partners V, L.P.                                                                 33,560
Imprimus Investors LLC                                                                        18,804
Bristol Rittenhouse Investments, L.P.                                                         18,804
Kendall Investments, LLC                                                                       9,402
Richard J. Stern                                                                               7,522
Stern Joint Venture, L.P.                                                                      7,522
Lindsay A. Rosenwald, M.D.                                                                     6,581
Concordia Partners                                                                             5,641
C. Benveniste-Schuler                                                                          5,641
Drax Holdings, L.P.                                                                            4,701
Bernard Selz                                                                                   4,701
Michael Steinhardt                                                                             4,701
Keys Foundation, Curacro                                                                       4,701
Albert Reichmann                                                                               3,761
James D. Stern                                                                                 3,761
Paul Capital Partners V (Domestic Annex Fund) L.P.                                             2,825
Robert I. Falk                                                                                 1,881
Caxton Partners                                                                                1,881
Jeffrey S. Silverman                                                                           1,881
The Holding Company                                                                            1,881
Seju Suzuki                                                                                    1,881
Yoshimasa Yamazaki                                                                             1,881
Asahi Iron Foundry Co., Ltd.                                                                   1,881
Richard Vogel                                                                                  1,881
Maidenhair Investments, N.V.                                                                   1,881
Paul Capital Partners V International, L.P.                                                    1,223
Wayne Saker                                                                                      941
Amram Kass P.C. Money Purchase Plan                                                              941
David A. Braver                                                                                  941
Amram Kass PC Defined Benefit Pension Plan                                                       941
David A. Wolf                                                                                    941
Tis Prager                                                                                       658
Bruno Widmer                                                                                     658
Karen Cook, IRA (KC)                                                                             470
Jack Hirschfield                                                                                 235
Paramount Capital Drug Development Holdings LLC                                               45,551
Steve H. Kanzer                                                                                5,710
Nicholas Bodor                                                                                 2,531
Kenneth U. Johnson                                                                             2,531
Biotechnology Solutions, LLC                                                                   1,596
Nicholas Stergiopoulos                                                                           765

Stockholder Name                                                             Number of shares of Common Stock
Michael Weiss                                                                                760
Peter and Donna Kash                                                                         506
Huntington Street Company                                                                    506
June Street Company                                                                          506
Kash Family Foundation                                                                       405
Sarah E. Laut                                                                                357
Michael Ferrari                                                                              357
Seth Rosenwald                                                                               345
Jon Rosenwald                                                                                345
William Kanzer                                                                               304
Gary Kanzer                                                                                  304
American Friends of Hebron Yeshiva in Jerusalem                                              102
Fred Mermelstein                                                                             102
Lauren S. Fischer                                                                             86
John Knox                                                                                     86
David M. Tanen                                                                                86
Evan S. Borak                                                                                 86
Hope Viggiani                                                                                 51
Robert Klein                                                                                  51
Howard Schain                                                                                 51